                                                                   EXHIBIT 10.19



                     AMENDED SCHEDULE TO SEVERANCE AGREEMENT



                              SEVERANCE AGREEMENTS

             OFFICER OR EXECUTIVE                           MULTIPLE
             --------------------                           --------
             James D. Lightner                                 2.5
             Thomas W. Dyk                                     2
             Peter R. Scherer                                  2
             Bruce R. DeBoer                                   2
             Daniel G. Blanchard                               2
             Clifford C. Drescher                              2
             Hilary G. Dussing                                 2
             Rodney G. Mellott                                 2
             Douglas R. Harris                                 2